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829 Ameriprise Financial Center, Minneapolis, MN 55474    RIVERSOURCE [LOGO](SM)
Service line: 1-800-333-3437                                   ANNUITIES

RIVERSOURCE SIGNATURE SELECT(SM)
VARIABLE ANNUITY APPLICATION
RIVERSOURCE LIFE INSURANCE COMPANY
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1. CONTRACT OWNER NAME (First, Middle Initial, Last)

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ADDRESS (Physical address required - no PO Box)

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(City, State, ZIP)

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MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)

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SEX  / / M  / / F
CITIZENSHIP / / U.S.  / / Other (Country)
                                         --------------------------------------
DATE OF BIRTH (MM/DD/YY)                                     Age
                        ------------------------------------    ---------------
SOCIAL SECURITY NUMBER (Tax Identification Number)

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(SSN/TIN for this contract owner will be used for tax reporting purposes unless otherwise indicated in SECTION 9 Remarks and Special Instructions.)

HOME TELEPHONE NUMBER
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E-MAIL ADDRESS
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1a. JOINT OWNER NAME (First, Middle Initial, Last)

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ADDRESS (Physical address required - no PO Box)

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(City, State, ZIP)

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RELATIONSHIP TO CONTRACT OWNER

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SEX  / / M  / / F
CITIZENSHIP / / U.S.  / / Other (Country)
                                         --------------------------------------
DATE OF BIRTH (MM/DD/YY)                                     Age
                        ------------------------------------    ---------------
SOCIAL SECURITY NUMBER (Tax Identification Number)

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2. ANNUITANT NAME (First, Middle Initial, Last)

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ADDRESS (Physical address required - no PO Box)

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(City, State, ZIP)

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MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS
(Optional for Custodial Accounts)

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SEX  / / M  / / F
DATE OF BIRTH (MM/DD/YY)                                     Age
                        ------------------------------------    ---------------
SOCIAL SECURITY NUMBER (Tax Identification Number)

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2a. JOINT ANNUITANT NAME (First, Middle Initial, Last)
(FOR 1035 EXCHANGE ONLY)

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ADDRESS (Physical address required - no PO Box)

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(City, State, ZIP)

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SEX  / / M  / / F
DATE OF BIRTH (MM/DD/YY)                                     Age
                        ------------------------------------    ---------------
SOCIAL SECURITY NUMBER (Tax Identification Number)

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3. PRIMARY BENEFICIARY (if additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner.)

NAME                    DATE OF BIRTH       RELATIONSHIP TO ANNUITANT      SOCIAL SECURITY NUMBER      %

-----------------       -------------       -------------------------      ----------------------    -----

-----------------       -------------       -------------------------      ----------------------    -----

3a. CONTINGENT BENEFICIARY (if additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner.)

NAME                    DATE OF BIRTH       RELATIONSHIP TO ANNUITANT      SOCIAL SECURITY NUMBER      %

-----------------       -------------       -------------------------      ----------------------    -----

-----------------       -------------       -------------------------      ----------------------    -----

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4. TYPE OF ANNUITY (check one / / Non-qualified / / Traditional Individual
Retirement Annuity (IRA)  / / SEP-IRA  / / Roth IRA  / / TSA Rollover
IF IRA (check and complete applicable types)
       Traditional IRA: Amount $               for         (year)
                                --------------    --------
       Traditional IRA: Amount $               for         (year)
                                --------------    --------
     Roth Contributory: Amount $               for         (year)
                                --------------    --------
     Roth Contributory: Amount $               for         (year)
                                --------------    --------
               SEP-IRA: Amount $               for         (year)
                                --------------    --------
               SEP-IRA: Amount $               for         (year)
                                --------------    --------
          Rollover IRA: Amount $
                                --------------
Trustee to Trustee IRA: Amount $
                                --------------
   Roth Conversion IRA: Amount $
                                --------------

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e., IRA), SECTION 8 must also be completed.

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273956                    APPLICATION CONTINUES                      Sig Select
                                                                273967 C (1/07)
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5. PRODUCT CONTRACT/BENEFIT SELECTION

DEATH BENEFIT OPTIONS: YOU MUST SELECT ONE.
---------------------
If you and the annuitant are age 79 or younger, please make a death benefit selection below. If no selection is made, the death benefit will default to ROP.

/ / Return of Payment (ROP)
/ / Maximum Anniversary Value (MAV)
/ / 5% Accumulation Death Benefit (5%)
/ / Enhanced Death Benefit (EDB)

OPTIONAL DEATH BENEFITS YOU MAY SELECT ONE.
-----------------------
Through age 75. Not available with 5% or EDB.
/ / Benefit Protector(SM) Death Benefit Rider, OR
/ / Benefit Protector(SM) Plus Death Benefit Rider (Exchange, transfer or rollover only)

OPTIONAL BENEFITS: YOU MAY SELECT ONLY ONE.
Portfolio Navigator must be selected in box 6.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
(through age 75):
/ / Income Assurer Benefit(SM) rider - MAV; OR
/ / Income Assurer Benefit(SM) rider - 5%; OR
/ / Income Assurer Benefit(SM) rider - Greater of MAV or 5%
OR
GUARANTEED MINIMUM LIFETIME WITHDRAWAL BENEFIT RIDER
(GMWB) (through age 80):
/ / Guarantor Withdrawal Benefit for Life(SM) rider
OR
GUARANTEED MINIMUM ACCUMULATION
BENEFIT RIDER (GMAB)
/ / Accumulation Protector Benefit(SM) rider

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6. PURCHASE PAYMENTS Initial Purchase Payment $
                                               -------------------------
(FOR DCA, SIP, REBALANCING AND INTEREST SWEEP, COMPLETE THE INVESTMENT OPTIONS FORM.)
Payment Allocation*
/ / PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION PROGRAM - if elected, must be
    100%, unless the DCA Fixed Account is also elected. Complete the PN questionnaire and enrollment form.

FIXED ACCOUNT
___% RVSL One-year Fixed Account
___% 6 month DCA Fixed Account
___% 12 month DCA Fixed Account

GUARANTEED PERIOD ACCOUNTS (GPAs)
($1,000 minimum per GPA)
___% 1 Year Guaranteed Period Account
___% 2 Year Guaranteed Period Account
___% 3 Year Guaranteed Period Account
___% 4 Year Guaranteed Period Account
___% 5 Year Guaranteed Period Account
___% 6 Year Guaranteed Period Account
___% 7 Year Guaranteed Period Account
___% 8 Year Guaranteed Period Account
___% 9 Year Guaranteed Period Account
___% 10 Year Guaranteed Period Account

AIM V.I.
___% Basic Value Fund, Series II Shares
___% Capital Development Fund - Series II Shares
___% Mid Cap Core Equity Fund - Series II Shares

ALLIANCEBERNSTEIN VPS
___% Growth and Income Portfolio (Class B)
___% International Value Portfolio (Class B)
___% Balanced Shares Portfolio (Class B)

AMERICAN CENTURY VP
___% Inflation Protection, Class II
___% International, Class II
___% Ultra(R), Class II
___% Value, Class II

COLUMBIA
___% Columbia Small Cap Value Fund, Variable Series, Class B
___% Columbia High Yield Fund, Variable Series, Class B

DREYFUS VIP
___% Appreciation Portfolio, Service Shares
___% International Value Portfolio, Service Shares

DREYFUS IP
___% Midcap Stock Portfolio, Service Shares
___% Technology Growth Portfolio, Service Shares

FIDELITY(R) VIP
___% Contrafund(R) Portfolio Service Class 2
___% Growth Portfolio Service Class 2
___% Investment Grade Bond Portfolio Service Class 2
___% Mid Cap Portfolio Service Class 2
___% Overseas Portfolio Service Class 2

FRANKLIN TEMPLETON VIP TRUST
___% Franklin Income Securities Fund - Class 2
___% Franklin Rising Dividends Securities Fund - Class 2
___% Franklin Small-Mid Cap Growth Securities Fund - Class 2
___% Mutual Shares Securities Fund - Class 2
___% Templeton Growth Securities Fund - Class 2
___% Templeton Global Income Securities Fund - Class 2

GOLDMAN SACHS VIT
___% Mid Cap Value Fund

MFS(R)
___% Investors Growth Stock Series - Service Class
___% New Discovery Series - Service Class
___% Total Return Series - Service Class
___% Utilities Series - Service Class

OPPENHEIMER
___% Capital Appreciation Fund/VA, Service Shares
___% Global Securities Fund/VA, Service Shares
___% Main Street Small Cap Fund/VA, Service Shares
___% Strategic Bond Fund/VA, Service Shares

PUTNAM VT
___% Health Sciences Fund - Class IB Shares
___% International Equity Fund - Class IB Shares
___% Small Cap Value Fund - Class IB Shares
___% Vista Fund - Class IB Shares

RIVERSOURCE(SM) VP
___% Cash Management Fund
___% Diversified Bond Fund
___% Diversified Equity Income Fund
___% Emerging Markets Fund
___% Global Inflation Protected Securities Fund
___% Growth Fund
___% High Yield Bond Fund
___% International Opportunity Fund
___% Income Opportunities Fund
___% Large Cap Equity Fund
___% Large Cap Value Fund
___% Mid Cap Growth Fund
___% S & P 500 Fund
___% Select Value Fund
___% Short Duration U.S. Government Fund
___% Small Cap Value Fund

VAN KAMPEN LIT
___% Comstock Portfolio Class II Shares

VAN KAMPEN UIF
___% U.S. Real Estate Portfolio Class II Shares

WANGER
___% International Small Cap
___% US Smaller Companies

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100% MUST BE WHOLE NUMBERS AND TOTAL 100%
----

*Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

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273956                    APPLICATION CONTINUES                      Sig Select
                                                                273967 C (1/07)
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7. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

By checking "Yes," I/we hereby authorize and direct RiverSource Life Insurance Company (RVSL) to accept telephone or electronic transaction instructions from the agent or registered/licensed assistant who can furnish proper identification to make transfers between accounts, change the allocation of future investments, change the contract address of record, request elective step-up on certain optional riders, and/or to request withdrawals to the extent authorized in the prospectus. RVSL will use reasonable procedures to confirm that these instructions are authorized and genuine. RVSL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my RVSL variable product.

This authorization is valid until I/we cancel it is writing. However, RVSL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/We agree to hold harmless and indemnify RVSL and its affiliates, including each of their directors, officers, employees and agents, for any loss, liability or expense arising from such instructions. / / Yes

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8. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT
   PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED.

     1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

     2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

     3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

     4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply):

        / / Access to multiple investment managers
        / / Ability to transfer among multiple investment options without additional charges
        / / Availability of subaccount transactions without cost
        / / Access to dollar-cost averaging without cost
        / / Access to asset rebalancing without cost
        / / Death benefit guarantees
        / / Access to enhanced death benefits
        / / Access to enhanced living benefits
        / / Availability of withdrawal charge waivers for nursing home confinement, hospitalization and terminal illness
        / / Availability of settlement options for retirement income or to simplify tax qualified required minimum distributions
        / / Guaranteed lifetime income payout rates
        / / Avoiding the cost and delays of probate and estate settlement / / Access to a guaranteed interest rate in the fixed accounts
        / / Access to multi-year interest rate guarantees

        Other (list)
                    -----------------------------------------------------------

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9. REMARKS AND SPECIAL INSTRUCTIONS (Include special mailing instructions.)

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10. REPLACEMENT

With the annuity applied for replace any existing insurance or annuity?
/ / Yes  / / No
        If YES, provide details - Company, contract number, amount, reason - under SECTION 9 Remarks and Special Instructions.
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11. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

     (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

     (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

     (3) You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.


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273956                    APPLICATION CONTINUES                      Sig Select
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12. I/WE AGREE THAT:

      1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.
      2. Only an officer of RiverSource Life Insurance Company can modify any annuity contract or waive any requirement in this application.
      3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 9 Remarks and Special Instructions.
      4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.
      5. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.
      6. I/We acknowledge receipt of the RiverSource Life Insurance Company Privacy Notice.
      7. I/We have read and understood the disclosures, if applicable, listed in SECTION 8 above.
      8. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.
      9. I/We acknowledge receipt of the Product Disclosure.
     10. I/WE ACKNOWLEDGE READING ANY APPLICABLE STATE INFORMATION IN
         SECTION 14 BELOW.
     11. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE
         INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT
         OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE. ALLOCATIONS AND TRANSFERS TO GUARANTEE PERIOD ACCOUNT(S) ARE SUBJECT
         TO MARKET VALUE ADJUSTMENTS PRIOR TO THE DATES SPECIFIED IN THE
         CONTRACT.
     12. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
         TO AVOID BACKUP WITHHOLDING (SEE SECTION 11).

SIGNATURES
LOCATION (City/State)                                 DATE
                     --------------------------------     ---------------------

X
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Owner Signature/Trustee or Custodian Signature (If Owner is Trust or Custodial
account)

X
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Joint Owner (if any) Signature

X
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Annuitant Signature (if other than Owner)

X
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Joint Annuitant Signature

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13. AGENT'S REPORT (Type or Print)
To the best of my knowledge, this application / / DOES / / DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name
            -------------------------------------------------------------------
Agents Social Security Number
                             --------------------------------------------------

Agency Name and Number (If applicable)
                                      -----------------------------------------

Telephone Number                            Fax Number
                ---------------------------           -------------------------
Sale Location
             ------------------------------
E-mail Address
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Branch Address
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FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS          (IF BLANK,
                                                       --------
COMMISSIONS WILL BE SPLIT EQUALLY)

I hereby certify I personally solicited this application and that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details - company, contract number, amount, reason - under Section 9 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).
                                        ---------------------------------------
X                                       FOR AGENT USE ONLY (Check one)
==================================      / / Option A / / Option B / / Option C
Licensed Agent Signature                / / Option D
                                        ---------------------------------------

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ADDITIONAL AGENT INFORMATION

Agent's Name
            -------------------------------------------------------------------
Agent's Social Security Number
                              -------------------------------------------------
Agency Name and Number (If applicable)
                                      -----------------------------------------
Telephone Number                            Fax Number
                ---------------------------           -------------------------
Sale Location
             ------------------------------
E-mail Address
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Branch Address
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FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS          (IF BLANK,
                                                       --------
COMMISSIONS WILL BE SPLIT EQUALLY)

X
==================================
Licensed Agent Signature

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273956                    APPLICATION CONTINUES                      Sig Select
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14. STATE SPECIFIC INFORMATION/FRAUD WARNINGS

For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and Pennsylvania:
                  --------  --------  -----  ----------  ----     ------------
    ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Colorado:
                  --------
    ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

For applicants in District of Columbia:
                  --------------------
    WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For applicants in Florida:
                  -------
    ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE
    ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
    AGENT'S PRINTED NAME
                        -------------------------------------------------------
    AGENT'S FLORIDA LICENSE ID #
                                -----------------------------------------------
For applicants in Louisiana:
                  ---------
    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

For applicants in New Jersey:
                  ----------
    ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Tennessee:
                  ---------
    IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

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273956                                                               Sig Select
                                                                273967 C (1/07)